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                                                           Exhibit (10)(iii)(A)


                            HOUGHTON MIFFLIN COMPANY
                            BENEFITS TRUST AGREEMENT
                            ------------------------


     TRUST AGREEMENT, dated June 3, 1992, by and between Houghton Mifflin Company, a Massachusetts corporation (the "Corporation"), and State Street Bank and Trust Company, as trustee of the Trust created hereby (the "Trustee").

     WHEREAS, the Corporation is or may become obligated in respect of its existing and future compensation and benefit plans, agreements, programs and arrangements (collectively referred to herein as the "Plans") to make payments to past, present or future employees or their beneficiaries; and

     WHEREAS, for purposes of providing a source of funds for the satisfaction, in whole or in part, of such obligations, as the Board of Directors of the Corporation may from time to time determine, the Corporation desires to establish a trust (the "Trust"), which is a grantor trust within the meaning of section 671 of the Internal Revenue Code of 1986, as amended (the "Code"), the assets of which shall be subject to the claims of the Corporation's existing or future creditors;





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     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                              PURPOSE OF THE TRUST
                              --------------------

     SECTION 1.01 PLANS. The purpose of the Trust is to hold equity securities of the Corporation ("HM Securities") or other property as herein provided as a source of funds to satisfy the Corporation's obligations under the Plans. The Corporation shall continue to be liable to make all payments required to be made by the Corporation under the terms of the Plans to the extent such payments have not been made pursuant to this Trust Agreement. Distributions made from the Trust in respect of the Plans pursuant to Section 3.01 shall, to the extent of such distributions, satisfy the Corporation's obligations under the Plans.


                                   ARTICLE II

                           TRUST AND THE TRUST CORPUS
                           --------------------------

     SECTION 2.01 DELIVERY OF FUNDS AND COMMON STOCK. (a) Concurrently with the execution of this Trust Agreement the Corporation is selling to the Trustee from its treasury 375,000 shares (the "Acquired Shares")





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of common stock of the Corporation, par value $1.00 per share ("Common Stock"), such Acquired Shares to be administered and disposed of by the Trustee as provided herein. Concurrently with the execution of this Trust Agreement the Trustee is delivering to the Corporation, on behalf of the Trust, a Note (the "Note") of the Trust in payment of the purchase price for the Acquired Shares, in a principal amount equal to 375,000 multiplied by the last sale price, regular way, as reported on the New York Stock Exchange, Inc. Composite Tape on the last trading day immediately preceding such delivery, such Note to be in the form set forth as Exhibit A annexed hereto.

          (b) The Corporation may sell or otherwise deliver to the Trustee additional amounts of cash or Cash Equivalents or HM Securities to be held in trust hereunder.

     SECTION 2.02 TRUST CORPUS. As used herein, the term "Trust Corpus" shall mean any cash or Cash Equivalents or HM Securities delivered to the Trustee as described in Section 2.01(a) hereof, together with any earnings thereon or any proceeds from the disposition thereof, plus any cash or Cash Equivalents (as defined below) or HM Securities sold or otherwise delivered thereafter pursuant to Section 2.01(b) hereof, together





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with any earnings thereon or any proceeds from the disposition thereof (and less such amounts distributed from the Trust pursuant to Sections 3.01 and 3.02 hereof or otherwise pursuant to the terms hereof). As used herein, the term
"Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of less than one year from the date of acquisition, (ii) Eurodollar time deposits and certificates of deposit or bankers' acceptances of a bank whose commercial paper, or whose parent's commercial paper, is rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation ("S&P") or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") with maturities of not more than one year from the date of acquisition, and (iii) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's. The Trust Corpus shall at all times be limited to HM Securities and cash or Cash Equivalents.





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                                   ARTICLE III

                           RELEASE OF THE TRUST CORPUS
                           ---------------------------

     SECTION 3.01 USE OF ASSETS. {a) In accordance with the provisions hereof, the Trustee shall apply the Trust Corpus (i) in its discretion to acquire additional HM Securities, (ii) in its discretion to the payment of any indebtedness (including the Note) of the Trust which is then outstanding, in accordance with the terms thereof, or (iii) only as directed by the Corporation or its delegate (x) on behalf of the Corporation to the satisfaction of the Corporation's obligations under the Plans or (y) to the reimbursement of payments made by the Corporation in satisfaction of its obligations under the Plans; however, the Trustee shall not be required to apply the Trust Corpus to the satisfaction of any obligation or the reimbursement of any payment made by the Company in cash or Cash Equivalents during the period that the Company exercises its right to prevent the Trustee from disposing of HM Securities pursuant to Section 4.03(b), if and to the extent that, at the time the Company's direction to so apply the Trust Corpus is received by the Trustee, the Trust Corpus does not contain sufficient cash or Cash Equivalents to comply with the Company's direction without disposing of HM Securities.







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          (b) Except as provided in Sections 3.01(a) and 4.03(b), the
Corporation shall have no power to direct the Trustee to take or omit to take any action with respect to the Trust Corpus.

     SECTION 3.02 DELIVERIES TO CREDITORS OF THE CORPORATION. It is the intent of the parties hereto that the Trust Corpus is and shall remain at all times subject to the claims of the general creditors of the Corporation. Accordingly, neither the Trustee nor the Corporation shall create a security interest in the Trust Corpus in favor of the Plans or any creditor. If the Trustee receives the notice provided for in Section 3.03, or if the Trust Department of the Trustee otherwise receives actual notice that the Corporation is insolvent or bankrupt as defined in Section 3.03, the Trustee shall make no further distributions of the Trust Corpus as directed by the Corporation but shall deliver the entire amount of the Trust Corpus only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct. The Trustee shall resume distribution of the Trust Corpus as directed by the Corporation under the terms hereof, upon no less than 30 days' advance notice to the Corporation, if it determines that the Corporation was not, or is no longer,





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bankrupt or insolvent. Such determination shall be made in a timely fashion, and shall be based upon a decision of a court of competent jurisdiction, a report of a nationally recognized appraisal firm or a certification by the Chief Executive Officer of the Corporation of a determination of its Board of Directors. Unless the Trust Department of the Trustee has actual knowledge of the Corporation's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Corporation is bankrupt or insolvent.

     SECTION 3.03 NOTIFICATION OF BANKRUPTCY OR INSOLVENCY. The Corporation shall advise the Trustee promptly in writing of the Corporation's bankruptcy or insolvency. The Corporation shall be deemed to be bankrupt or insolvent upon the occurrence of any of the following:

               (i) The Corporation shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence any case under any bankruptcy, insolvency, reorganiza-





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          tion, arrangement, readjustment of debt, dissolution, liquidation or similar law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed for a period of 120 days; or the Corporation by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of 120 days; or

               (ii) The Corporation shall generally not pay its debts as such debts become due or shall cease to pay its debts generally in the ordinary course of business.





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                                   ARTICLE IV

                                     TRUSTEE
                                     -------

     SECTION 4.01 TRUSTEE. (a) The duties and responsibilities of the Trustee shall be limited to those expressly set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.

          (b) If, under circumstances described in Section 3.03 or otherwise, all or any part of the Trust Corpus is at any time attached, garnished, or levied upon by any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by a court affecting such property or any part thereof, then and in any of such events the Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, and it shall not be liable to the Corporation, any Plan or any participant in any Plan by reason of such compliance even though such order, writ, judgment or decree subsequently may be reversed, modified, annulled, set aside or vacated.





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          (c) The Trustee or its agent shall maintain such books, records and accounts as may be necessary for the proper administration of the Trust Corpus, including without limitation as provided in Section 2.01, and shall render to the Corporation, within 30 days of the end of each calendar quarter following the date of this Trust Agreement until the termination of the Trust (and on the date of such termination or as promptly as practicable thereafter), an accounting with respect to the Trust Corpus as of the end of the then most recent calendar quarter (and as of the date of such termination).

          (d) The Trustee shall not be liable for any act taken or omitted to be taken hereunder if taken or omitted to be taken by it in good faith. The Trustee shall also be fully protected in relying upon any notice or instruction given hereunder which it in good faith believes to be genuine and executed and delivered in accordance with this Trust.

          (e) The Trustee may consult with legal counsel to be selected by it, including counsel to the Corporation, and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel.





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          (f)  The Trustee shall be reimbursed by the Corporation for its reasonable expenses incurred in connection with the performance of its duties hereunder and shall be paid reasonable fees for the performance of such duties. Any amounts payable to the Trustee under this paragraph (f) may be payable from the Trust Corpus.

          (g) Except for any damages, losses, claims or expenses resulting from the Trustee's gross negligence or willful misconduct, the Corporation agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred (including reasonable expenses of investigation and reasonable fees, charges and disbursements of counsel to the Trustee and any taxes imposed on the Trust Corpus or income of the Trust and including any and all liabilities relating to the Trustee being deemed an underwriter under applicable federal securities laws) arising out of or in connection with the performance by the Trustee of its duties hereunder. Without limiting the generality of the foregoing, the Company, as grantor hereunder, expressly acknowledges that the Trustee may take any action with respect to the Trust Corpus which the Trustee deems to be in furtherance of the purposes of





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the Trust, without regard to whether such action is otherwise in the interest of the Company.

          (h) The Trustee shall have the following additional powers and authority, in furtherance of the purposes of the Trust as described in Section 1.01, and consistent with Section 2.02, with respect to property constituting a part or all of the Trust Corpus:

               (i) To acquire and hold HM Securities and cash or Cash Equivalents; to sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof; however, the Trustee shall sell, exchange or transfer or grant options for the purchase or exchange of any HM Securities only as provided in Section 4.03;

               (ii) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or associ-


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          ation, any of the securities of which may at any time be held in the
          Trust and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;

               (iii) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust;

               (iv) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any HM Securities or other property; to enter into any voting agreement or voting trust, which voting agreement or voting trust shall be binding upon any successor trustee but shall not survive as to any HM Securities disposed of for value by the Trustee;





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               (v)  To engage legal counsel, including counsel to the
          Corporation, or any other suitable agents, to consult with such counsel or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit to take, to rely upon the advice of such counsel or agents, and to pay its reasonable fees, expenses and compensation;

               (vi) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form;

               (vii) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, convey-




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          ances, contracts, waivers, proxies, releases or other instruments in writing necessary or proper for the exercise of any of the foregoing powers; and

                    (viii) To take any other action necessary or advisable in furtherance of the foregoing powers and the purposes of this Trust.

     SECTION 4.02 SUCCESSOR TRUSTEE. The Trustee may resign and be discharged from its duties hereunder at any time by giving to the Corporation notice in writing of such resignation specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, the Corporation shall appoint a successor trustee, such trustee to become Trustee hereunder upon the resignation date specified in such notice. The Trustee shall continue to serve until its successor accepts the trust and receives delivery of the Trust Corpus. The Corporation may at any time substitute a new trustee by giving 15 days' notice thereof to the Trustee then acting. In the event of such removal or resignation, the Trustee shall duly file with the Corporation a written statement or statements of account as provided in
Section 4.01(c) for





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the period since the last previous annual accounting of the Trust, and if written objection to such account is not filed within 90 days the Trustee shall to the maximum extent permitted by applicable law be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

     SECTION 4.03 REGISTRATION RIGHTS; LIMITATIONS ON SALES. (a) Promptly following the consummation of the transactions contemplated by Section 2.01(a) the Corporation shall prepare and file, at its own expense, a "shelf" registration statement on Form S-3 or on any other appropriate form (such registration statement as it may be amended or supplemented from time to time, being hereinafter referred to as the "Registration Statement") in accordance with Rule 415 under the Securities Act of 1993 as amended (the "Act"), with the Securities and Exchange Commission (the "SEC"} with respect to Acquired Shares and shall use its reasonable efforts to cause the Registration Statement to become effective as soon as practicable thereafter. Once effective, except as otherwise provided in Section 4.03(b), (the Corporation shall use its reasonable efforts (i} to keep the Registration Statement effective until the second anniversary





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of the date hereof and (ii) thereafter to afford the Trustee reasonable means to dispose of HM Securities in compliance with applicable securities laws. The Corporation will notify the Trustee of the effectiveness of the Registration Statement and shall furnish to the Trustee such number of copies as the Trustee may reasonably request of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus and any summary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as the Trustee may reasonably request in order to facilitate its sale of the Acquired Shares in the manner described in the Registration Statement. The Corporation shall use its reasonable efforts to prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all the Acquired Shares until the later of
(x) such time as all of the Acquired Shares have been disposed of in accordance with the intended methods of disposition by the Trustee set forth in the Registration





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Statement or (y) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 4.03(a). The Corporation shall also use its reasonable efforts to register or qualify such shares of Common Stock covered by the Registration Statement under the "blue sky" or securities laws of such jurisdictions within the United States as the Trustee may reasonably request; however, the Corporation need not consent to the general service of process for all purposes in any jurisdiction where it is not then qualified to do business.

               (b) The Trustee shall not sell, exchange or transfer any HM Securities or grant any option for the purchase or exchange of any HM Securities (each a "Securities Transaction") unless the Trustee shall have given the Corporation 10 business days' prior notice of such Securities Transaction. The Trustee's notice shall state with respect to such Securities Transaction (i) the amount of HM Securities involved, (ii) whether it will be effected through the public markets and (iii) the date it is proposed to be entered into. If the Corporation is advised in writing by a recognized independent investment banking firm that such Securities Transaction would adversely affect any financing by the Corporation that had





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been contemplated by the Corporation prior to the receipt of such notice or if the Corporation determines in the good faith judgment of the general counsel of the Corporation that such Securities Transaction would require the Corporation to disclose material information which the Corporation has a bona fide business purpose for preserving as confidential or that the Corporation is unable to comply with SEC requirements prior to such Securities Transaction, the Corporation may give notice to the Trustee not to effect such Securities Transaction prior to the date specified in the Trustee's notice. Upon receipt of such a notice from the Corporation, the Trustee shall not effect such Securities Transaction for a period not to exceed 120 days from the date of the Corporation's notice or such lesser period as shall be specified in the Corporation's notice.

                                    ARTICLE V

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

     SECTION 5.01 TERMINATION. The Trust shall be terminated on the twentieth anniversary of the date hereof (the "Termination Date") unless any of the following events sooner occur: (a) the Common Stock ceases to be registered under the Securities Exchange Act of 1934, as amended, (b) the Corporation's obligations under the





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Plans are terminated or (c) the Trust Corpus is exhausted. Upon termination of the Trust, any remaining portion of the Trust Corpus shall be applied in the following order: first, to satisfy any outstanding indebtedness of the Trust; second, as directed by the Corporation or its delegate pursuant to Section 3.01(a); and third, to provide grants to charitable organizations qualified under Section 501(c)(3) of the Code designated by the Corporation or its delegate. In no event shall the Corporation receive any distribution of the Trust Corpus except in repayment of indebtedness to the Corporation incurred by the Trustee or in reimbursement of payments made by the Corporation in satisfaction of its obligations under the Plans.

     SECTION 5.02 AMENDMENT AND WAIVER. Prior to the termination of the Trust, the Corporation and the Trustee may amend this Trust Agreement (including making an amendment which terminates the Trust hereunder) by written instrument executed and duly authorized by the Corporation and the Trustee; however, no such amendment shall accelerate the Termination Date or permit the Corporation to receive any distribution prohibited by the last sentence of Section 5.01.





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                                   ARTICLE VI

                               GENERAL PROVISIONS
                               ------------------

     SECTION 6.01 CERTAIN PROVISIONS RELATING TO THIS TRUST AGREEMENT. (a) This Trust Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

               (b) This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to any provisions of such laws regarding choice of laws or conflict of laws.

               (c) In the event that any provision of this Trust Agreement or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each other provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.





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               (d)  Any rights or obligations of the Board of Directors of the
Corporation may be exercised or performed by a committee of such Board of Directors.

     SECTION 6.02 NOTICES. Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally, delivered by overnight delivery service or sent by telecopier, addressed as follows:


                    If to the Corporation:

                           Houghton Mifflin Company
                           One Beacon Street
                           Boston, Massachusetts 02108
                           Telephone No: (617) 725-5000

                           Attention: General Counsel

                    If to the Trustee:

                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           Telephone No: (617) 654-3430

                           Attention: Mark D. Bergin
                                      Assistant Vice President

Notices shall be effective only upon receipt.

     The Corporation or Trustee may change the address to which notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this Section 6.02.





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     SECTION 6.03  GENDER AND NUMBER. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Likewise, wherever any words are used herein in the plural form, they shall be construed as though they were also used in the singular form in all cases where they would so apply.

     SECTION 6.04 HEADINGS. The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

     SECTION 6.05 NO THIRD PARTY BENEFICIARIES. Nothing in this Trust, express or implied, is intended to or shall confer on any particular person, other than the Corporation and the Trustee, any right, benefit or remedy of any nature whatsoever under or by reason of this Trust, and no such person shall have any right, title or interest in or any claim to the Trust Corpus except to the extent expressly provided in Section 5.01 upon termination of this Trust. In particular, it is the express intent of the parties that (i) this Trust shall not form part of any of the Plans, (ii) neither any Plan nor any participant in any of the Plans (nor any beneficiary of such participant) shall have any right, title or interest in or any claim to the Trust Corpus, nor shall any such participant have any right to compel, restrain or otherwise direct the exercise of the respective powers of Trustee and the Corporation hereunder, it being understood that the rights of each such participant (and beneficiary) shall be determined in accordance with the provisions of the Plans, and (iii) the Trust Corpus shall not be deemed to be held under any trust for the benefit of any such participant (or beneficiary) or to be collateral security for the performance of the obligations of the Corporation.

     SECTION 6.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute but one instrument, which may be sufficiently evidenced by any counterpart.





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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal in their respective names by their duly authorized officers the day and year first above written.


                                   HOUGHTON MIFFLIN COMPANY


                                   By: /s/ Stephen O. Jabger
                                       ------------------------------------
                                       Name: Stephen O. Jabger
                                       Title: Executive Vice President


                                   STATE STREET BANK AND TRUST COMPANY,
                                   solely in its capacity as trustee under this Trust Agreement


                                   BY: /s/ Harry M. Ostrander
                                       ------------------------------------
                                       Name: Harry M. Ostrander
                                       Title: Vice President